                             LETTER OF TRANSMITTAL

                          NEBCO EVANS HOLDING COMPANY
                               OFFER TO EXCHANGE
                         ALL OUTSTANDING SHARES OF ITS
        11 1/4% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2008
                                      FOR
                                 SHARES OF ITS
        11 1/4% SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2008,
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT

            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       12 MIDNIGHT, NEW YORK CITY TIME, ON                       , 1998,
                          UNLESS THE OFFER IS EXTENDED

                      STATE STREET BANK AND TRUST COMPANY
                             (the "Exchange Agent")

               By Mail                     By Hand or Overnight Courier:
    (registered or certified mail
            recommended):
        State Street Bank and                  State Street Bank and
            Trust Company                          Trust Company
         c/o Boston Equiserve                   c/o Boston Equiserve
            P.O. Box 8029                        150 Royall Street
        Boston, MA 02266-8029                     Canton, MA 02021

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt of the Prospectus dated
              , 1998 (the "Prospectus") of Nebco Evans Holding Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange all outstanding shares of its 11 1/4% Senior Redeemable Exchangeable Preferred Stock due 2008 (the "Old Preferred Stock") for shares of its 11 1/4% Senior Redeemable Exchangeable Preferred Stock due 2008 (the "New Preferred Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part having the same aggregate liquidation preferences as the Shares of Old Preferred Stock tendered hereby. The term "Expiration Date" shall mean 12 Midnight, New York City time,
on               , 1998, unless the Company, in its reasonable judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List on the next page the shares of Old Preferred Stock to which this Letter of Transmittal relates. If the space indicated is inadequate, the certificate or registration numbers and aggregate liquidation preference should be listed on a separately signed schedule affixed hereto.

--------------------------------------------------------------------------------
          DESCRIPTION OF SHARES OF OLD PREFERRED STOCK TENDERED HEREBY

---------------------------------------------------------------------------------------------------------------------------------
                 NAME(S) AND ADDRESS(ES) OF                       CERTIFICATE                               NUMBER OF SHARES OF
                    REGISTERED OWNER(S)                         OR REGISTRATION      NUMBER OF SHARES OF    OLD PREFERRED STOCK
                      (PLEASE FILL IN)                              NUMBERS*         OLD PREFERRED STOCK         TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                     TOTAL
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS.

 ** UNLESS OTHERWISE INDICATED, THE HOLDER WILL BE DEEMED TO HAVE TENDERED THE
    FULL AGGREGATE LIQUIDATION PREFERENCE REPRESENTED BY A CERTIFICATE OR BOOK-ENTRY CONFIRMATION DELIVERED TO THE EXCHANGE AGENT.
--------------------------------------------------------------------------------

      This Letter of Transmittal is to be used (i) if certificates for shares of Old Preferred Stock are to be forwarded herewith, (ii) if delivery of shares of Old Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, (the "Depository") pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering Notes" in the Prospectus or (iii) tender of shares of Old Preferred Stock is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

      The term "holder" with respect to the Exchange Offer means any person in whose name shares of Old Preferred Stock are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their shares of Old Preferred Stock must complete this letter in its entirety.

      [ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING
          DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution

       [ ]  The Depository Trust Company

       Account Number

       Transaction Code Number

      Holders whose shares of Old Preferred Stock are not immediately available or who cannot deliver their shares of Old Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their shares of Old Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

      [ ] CHECK HERE IF TENDERED SHARES OF OLD PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)

       Name of Eligible Institution that Guaranteed Delivery

       -------------------------------------------------------------------------

       If delivery by book-entry transfer:

            Account Number

            Transaction Code Number

      [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name

        Address

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company shares of Old Preferred Stock with the aggregate liquidation preference indicated above. Subject to, and effective upon, the acceptance for exchange of such shares of Old Preferred Stock tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such shares of Old Preferred Stock as are being tendered hereby, including all rights to accrued and unpaid dividends thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the shares of Old Preferred Stock to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the shares of Old Preferred Stock and to acquire shares of New Preferred Stock issuable upon the exchange of such tendered shares of Old Preferred Stock, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of Old Preferred Stock, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (i) the shares of New Preferred Stock acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such shares of New Preferred Stock, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such shares of New Preferred Stock. If the undersigned or the person receiving the shares of New Preferred Stock covered hereby is a broker-dealer that is receiving the shares of New Preferred Stock for its own account in exchange for shares of Old Preferred Stock that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such shares of New Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the shares of New Preferred Stock, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13,
1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the shares of New Preferred Stock covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such shares of New Preferred Stock may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered shares of Old Preferred Stock or transfer ownership of such shares of Old Preferred Stock on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered shares of Old Preferred Stock by the Company and the issuance of shares of New Preferred Stock in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the shares of Old Preferred Stock or the shares of New Preferred Stock.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the shares of Old Preferred Stock tendered hereby and, in such event, the shares of Old Preferred Stock not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered shares of Old Preferred Stock may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instruction" in this Letter of Transmittal, certificates for all shares of New Preferred Stock delivered in exchange for tendered shares of Old Preferred Stock, and any shares of Old Preferred Stock delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If shares of New Preferred Stock are to be issued to a person other than the person(s) signing this Letter of Transmittal, or if shares of New Preferred Stock are is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If shares of Old Preferred Stock are surrendered by holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 4).

          ------------------------------------------------------------

                       SPECIAL REGISTRATION INSTRUCTIONS

        To be completed ONLY if shares of New Preferred Stock are to be issued in the name of someone other than the undersigned.

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

   Book-Entry Transfer Facility Account:

          ------------------------------------------------------------

   Employer Identification or Social Security Number:

          ------------------------------------------------------------
                             (Please print or type)

          ============================================================
                         SPECIAL DELIVERY INSTRUCTIONS

        To be completed ONLY if shares of New Preferred Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares of Old Preferred Stock Tendered Hereby."

   Name:
   ----------------------------------------------------

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

                             (Please print or type)

          ------------------------------------------------------------

             REGISTERED HOLDER(S) OF OLD PREFERRED STOCK SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                     (Signature(s) of Registered Holder(s))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the shares of Old Preferred Stock or on a security position listing as the owner of the shares of Old Preferred Stock or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information.
(Please print or type).

Name and Capacity (full title):
--------------------------------------------------------------------------------
Address (including zip code):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
---------------------------------------------------------------------

Dated:
---------------------------------

                              SIGNATURE GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:
                ----------------------------------------------------------------
              (Signature of Representative of Signature Guarantor)

Name and Title:
--------------------------------------------------------------------------------

Name of Plan:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
                           -----------------------------------------------------
                             (Please print or type)

Dated:
---------------------------------

                   PAYOR'S NAME: NEBCO EVANS HOLDING COMPANY

             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

---------------------------------------------------------------------------------------------------------------------
                                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
 SUBSTITUTE                         PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO  -----------------------------
 FORM W-9                           BACKUP WITHHOLDING UNDER THE PROVISIONS OF                SOCIAL SECURITY
                                    SECTION 3406(A)(1)(C) OF THE INTERNAL REVENUE           NUMBER OR EMPLOYEE
                                    CODE BECAUSE (1) YOU ARE EXEMPT FROM BACKUP            IDENTIFICATION NUMBER
 DEPARTMENT OF THE TREASURY         WITHHOLDING, (2) YOU HAVE NOT BEEN NOTIFIED THAT
 INTERNAL                           YOU ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT
 REVENUE SERVICE                    OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR
                                    (3) THE INTERNAL REVENUE SERVICE HAS NOTIFIED YOU
                                    THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                    WITHHOLDING. [ ]
                                   ----------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR TAXPAYER       CERTIFICATION: UNDER PENALTIES OF PERJURY, I                 PART 3 --
 IDENTIFICATION                     CERTIFY THAT THE INFORMATION PROVIDED ON THIS            AWAITING TIN [ ]
 NUMBER ("TIN")                     FORM IS TRUE, CORRECT AND COMPLETE.

                                    SIGNATURE: -------------------------DATE:
                                    ----------------
---------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
 (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD, UNTIL I PROVIDE A NUMBER.

--------------------------------------------------------          -----------------------------------------------------
                       SIGNATURE                                                          DATE

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
                          FORMING PART OF THE TERM AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered shares of Old Preferred Stock or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of shares of Old Preferred Stock tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the shares of Old Preferred Stock and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Shares of Old Preferred Stock for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.  GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their shares of Old Preferred Stock, but whose shares of Old Preferred Stock are not immediately available and thus cannot deliver their shares of Old Preferred Stock, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such shares of Old Preferred Stock and the number of shares tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the shares of Old Preferred Stock (or a confirmation of book-entry transfer of such shares of Old Preferred Stock into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered shares of Old Preferred Stock in proper form for transfer (or a confirmation of book-entry transfer of such Shares of Old Preferred Stock into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their shares of Old Preferred Stock according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender shares of Old Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such shares of Old Preferred Stock prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

3.  PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire number of shares of Old Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder should fill in the number of shares tendered in the column entitled "Number of Shares of Old Preferred Stock Tendered" of the box entitled "Description of Shares of Old Preferred Stock Tendered Hereby." A newly issued certificate for the number of Shares of Old Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All shares of Old Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Shares of Old Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of shares of Old Preferred Stock are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the shares of Old Preferred Stock to be withdrawn (the "Depositor"), (ii) identify the shares of Old Preferred Stock to be withdrawn (including the registration number(s) and number of such shares of Old Preferred Stock, or, in the case of shares of Old Preferred Stock transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Transfer Agent with respect to the Shares of Old Preferred Stock register the transfer of such shares of Old Preferred Stock into the name of the person withdrawing the tender and (iv) specify the name in which any such shares of Old Preferred Stock are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any shares of Old Preferred Stock so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no shares of New Preferred Stock will be issued with respect thereto unless the shares of Old Preferred Stock so withdrawn are validly retendered. Any shares of Old Preferred Stock which have been tendered but which are not accepted for exchange, will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Old Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alternation or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the shares of Old Preferred Stock.

     If any of the shares of Old Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of shares of Old Preferred Stock registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of shares of Old Preferred Stock.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the shares of Old Preferred Stock tendered hereby are tendered (i) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered holder or holders of shares of Old Preferred Stock (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the shares of Old Preferred Stock) listed and tendered hereby, no endorsements of the tendered shares of Old Preferred Stock or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the shares of Old Preferred Stock or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on the shares of Old Preferred Stock, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of shares of Old Preferred Stock, exactly as the name of the participant appears on such security position listing), with the signature on the shares of Old Preferred Stock or bond power guaranteed by an Eligible Institution (except where the shares of Old Preferred Stock are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the shares of New Preferred Stock or substitute certificates for shares of Old Preferred Stock not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

     If no instructions are given, shares of New Preferred Stock (and any shares of Old Preferred Stock not tendered or not accepted) will be issued in the name of and sent to the acting holder of the shares of Old Preferred Stock or deposited at such holder's account at the Depository.

6.  TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of shares of Old Preferred Stock to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of shares of Old Preferred Stock to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering holder by the Exchange Agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the shares of Old Preferred Stock listed in this Letter of Transmittal.

7.  WAIVER OF CONDITIONS.

     The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8.  MUTILATED, LOST, STOLEN OR DESTROYED SHARES OF OLD PREFERRED STOCK.

     Any holder whose shares of Old Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Nebco Evans Holding Company, 545 Steamboat Road, Greenwich, Connecticut, 06830, telephone (203) 661-2500.

10.  VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered shares of Old Preferred Stock and withdrawal of tendered shares of Old Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all shares of Old Preferred Stock not properly tendered or any shares of Old Preferred Stock the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular shares of Old Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of Old Preferred Stock must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of shares of Old Preferred Stock, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of shares of Old Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any shares of Old Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder as soon as practicable following the Expiration Date.
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                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder tendering shares of Old Preferred Stock is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Shares of Old Preferred Stock may be subject to backup withholding.

     Certain holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a holder with respect to shares of Old Preferred Stock tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) each holder is exempt, (ii) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the shares of Old Preferred Stock. If shares of Old Preferred Stock are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN or Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH SHARES OF OLD PREFERRED STOCK OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.